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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 1999



                               MMI PRODUCTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                        Commission file number 333-29141





            DELAWARE                                    74-1622891
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization)



                         515 West Greens Road, Suite 710
                              Houston, Texas 77067
                    (Address of Principal Executive Offices)

                                 (281) 876-0080
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)



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Item 5.     Other Events.

            MMI Products, Inc. ("MMI") announced its offering of $30 million principal amount of a new series of its 11-1/4% Senior Subordinated Notes due 2007.

Item 7.     Financial Statements and Exhibits.

        (c) Exhibits.

            99.1 Press release.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.



                                       MMI PRODUCTS, INC.



Date:  February 9, 1999                By: /s/ ROBERT N. TENCZAR
                                           -------------------------------------
                                           Robert N. Tenczar, Vice President
                                           and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------
99.1           Press release.